Exhibit 10o
                   TO PARTICIPANTS WITH FORMULA BONUS


                   [TANDY CORPORATION LETTERHEAD]

                                       Date:



    [NAME]
    [Address]

    Dear [Name]:

         The Board of Directors (the "Board") of Tandy Corporation (the "Company") believes that the future threat or occurrence of a "Change in Control" (as defined in the Appendix) of the Company may cause you undue concern for your financial security and distract your attention from the operations of our businesses, which would be detrimental to the Company and its shareholders.

         In recognition of these concerns and notwithstanding anything contained in your Compensation Plan letter to the contrary, the Board has determined that in order to provide you with some measure of security in the event of a Change in Control of the Company, it has authorized the Company to agree as follows:

         The term of this letter agreement shall commence as of the date hereof and shall continue in effect for a period of at least 24 months; provided, however, that commencing on the first anniversary date hereof and each anniversary date thereafter the term shall be automatically extended for an additional 12 months unless the Company shall have given written notice to you at least 90 days prior thereto that the term of this letter agreement shall not be so extended; provided, further, however, that upon a Change in Control this letter agreement shall in no event be terminated prior to the complete and full satisfaction by the Company (or any successor thereto) of its obligations as set forth herein.

         For any fiscal year during which you are in the employ of the Company on the date of the occurrence of a Change in Control (the "Change in Control Year"), you hereby are guaranteed an annual bonus for the Change in Control Year (the "Change in Control Bonus") in an amount no less than the highest annual bonus that was paid or payable to you for any fiscal year during the three (3) full fiscal years ended prior to a Change in Control (the "Bonus Amount") provided that you are in the employ of the Company (or its successor) on the last day of the Change in Control Year.

         The Change in Control Bonus will be paid to you in cash within forty-five (45) business days (or earlier, if required by law) following the last day of the Change in Control Year whether or not you are in the employ of the Company (or its successor) on the date of payment.

         For the most recently ended fiscal year prior to the occurrence of a Change in Control (the "Prior Fiscal Year") for which your annual bonus has not yet been determined, you hereby are guaranteed an annual bonus for the Prior Fiscal Year equal to the Bonus Amount provided that you are in the employ of the Company on the last day of the Prior Fiscal Year. In the event that your annual bonus for the Prior Fiscal Year has been determined but not yet paid upon the occurrence of a Change in Control, you hereby are guaranteed an annual bonus for the Prior Fiscal Year in the amount determined but unpaid prior to the occurrence of a Change in Control. The payment for the Prior Fiscal Year as set forth in this paragraph will be paid to you in cash within forty-five (45) days of the end of the Prior Fiscal Year but in no event more than thirty (30) days following the date of the occurrence of a Change in Control (or earlier, if required by law), whether or not you are in employ of the Company (or its successor) on the date of payment.

                                     Sincerely,



                                     [Name]
                                     [Title]

    ATTEST:

                               APPENDIX
         Change in Control.  For purposes of this Letter
    Agreement, a "Change in Control" shall mean any of the following events:

    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
    (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

    (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Letter Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c)  Approval by stockholders of the Company of:

         (1) A merger, consolidation or reorganization involving the Company, unless

              (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

              (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

              (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

              (iv)  a transaction described in clauses (i)
              through (iii) shall herein be referred to as a "Non-Control Transaction";

         (2) A complete liquidation or dissolution of the Company; or

         (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    (d) Notwithstanding anything contained in this Letter Agreement to the contrary, if your employment is terminated following the date hereof but within one (1) year prior to a Change in Control and you reasonably demonstrate that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Letter Agreement, the date of a Change in Control with respect to you shall mean the date immediately prior to the date of such termination of your employment.

                TO PARTICIPANTS WITH DISCRETIONARY BONUS



                   [TANDY CORPORATION LETTERHEAD]

                                  Date:



    [NAME]
    [Address]

    Dear [Name]:

         The Board of Directors (the "Board") of Tandy Corporation (the "Company") believes that the future threat or occurrence of a "Change in Control" (as defined in the Appendix) of the Company may cause you undue concern for your financial security and distract your attention from the operations of our businesses, which would be detrimental to the Company and its shareholders.

         In recognition of these concerns and notwithstanding anything contained in your [Compensation Plan letter] to the contrary, the Board has determined that in order to provide you with some measure of security in the event of a Change in Control of the Company, it has authorized the Company to agree as follows:

         The term of this letter agreement shall commence as of the date hereof and shall continue in effect for a period of at least 24 months; provided, however, that commencing on the first anniversary date hereof and each anniversary date thereafter the term shall be automatically extended for an additional 12 months unless the Company shall have given written notice to you at least 90 days prior thereto that the term of this letter agreement shall not be so extended; provided, further, however, that upon a Change in Control this letter agreement shall in no event be terminated prior to the complete and full satisfaction by the Company (or any successor thereto) of its obligations as set forth herein.

         For any fiscal year during which you are in the employ of the Company on the date of the occurrence of a Change in Control (the "Change in Control Year"), you hereby are guaranteed an annual bonus for the Change in Control Year (the "Change in Control Bonus") in an amount no less than the annual bonus that was paid or payable to you for the most recently ended fiscal year prior to the occurrence of a Change in Control (the "Prior Fiscal Year") provided that you are in the employ of the Company (or its successor) on the last day of the Change in Control Year.

         The Change in Control Bonus will be paid to you in cash within forty-five (45) business days (or earlier, if required by law) following the last day of the Change in Control Year whether or not you are in the employ of the Company (or its successor) on the date of payment.

         For the Prior Fiscal Year, if your annual bonus has not been determined upon the occurence of a Change in Control, you hereby are guaranteed an annual bonus for the Prior Fiscal Year equal to the annual bonus paid or payable to you for the fiscal year which ended before the Prior Fiscal Year, provided that you are in the employ of the Company on the last day of the Prior Fiscal Year. In the event that your annual bonus for the Prior Fiscal Year has been determined but not yet paid upon the occurrence of a Change in Control, you hereby are guaranteed an annual bonus for the Prior Fiscal Year in the amount determined but unpaid prior to the occurrence of a Change in Control. The payment for the Prior Fiscal Year as set forth in this paragraph will be paid to you in cash within forty-five (45) days of the end of the Prior Fiscal Year but in no event more than thirty (30) days following the date of the occurrence of a Change in Control (or earlier, if required by law), whether or not you are in employ of the Company (or its successor) on the date of payment.

                                 Sincerely,



                                 [Name]
                                 [Title]

    ATTEST:

                               APPENDIX


         Change in Control.  For purposes of this Letter
    Agreement, a "Change in Control" shall mean any of the following events:

    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
    (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

    (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Letter Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c)  Approval by stockholders of the Company of:

         (1) A merger, consolidation or reorganization involving the Company, unless

              (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

              (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

              (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

              (iv)  a transaction described in clauses (i)
              through (iii) shall herein be referred to as a "Non-Control Transaction";

         (2) A complete liquidation or dissolution of the Company; or

         (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    (d) Notwithstanding anything contained in this Letter Agreement to the contrary, if your employment is terminated following the date hereof but within one (1) year prior to a Change in Control and you reasonably demonstrate that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Letter Agreement, the date of a Change in Control with respect to you shall mean the date immediately prior to the date of such termination of your employment.

                     TO PARTICIPANTS IN PAY PLAN



                   [TANDY CORPORATION LETTERHEAD]




                                   Date:

    [NAME]
    [Address]

    Dear [Name]:

         The Board of Directors (the "Board") of Tandy Corporation (the "Company") believes that the future threat or occurrence of a "Change in Control" (as defined in the Appendix) of the Company may cause you undue concern for your financial security and distract your attention from the operations of our businesses, which would be detrimental to the Company and its shareholders.

         In recognition of these concerns and notwithstanding anything contained in your [Pay Plan letter] to the contrary, the Board has determined that in order to provide you with some measure of security in the event of a Change in Control of the Company, it has authorized the Company to agree as follows:

         The term of this letter agreement shall commence as of the date hereof and shall continue in effect for a period of at least 24 months; provided, however, that commencing on the first anniversary date hereof and each anniversary date thereafter the term shall be automatically extended for an additional 12 months unless the Company shall have given written notice to you at least 90 days prior thereto that the term of this letter agreement shall not be so extended; provided, further, however, that upon a Change in Control this letter agreement shall in no event be terminated prior to the complete and full satisfaction by the Company (or any successor thereto) of its obligations as set forth herein.

         For any fiscal year during which you are in the employ of the Company on the date of the occurrence of a Change in Control (the "Change in Control Year"), you hereby are guaranteed an annual bonus for the Change in Control Year (the "Change in Control Bonus") in an amount no less than the bonus that would be payable to you for a full fiscal year under the Pay Plan as in effect on the date of the Change in Control (the "Bonus Amount") provided that you are in the employ of the Company (or its successor) on the last day of the Change in Control Year.

         The Change in Control Bonus will be paid to you in cash within forty-five (45) business days (or earlier, if required by law) following the last day of the Change in Control Year whether or not you are in the employ of the Company (or its successor) on the date of payment.

         For the most recently ended fiscal year prior to the occurrence of a Change in Control (the "Prior Fiscal Year") for which your annual bonus has not yet been determined, you hereby are guaranteed an annual bonus for the Prior Fiscal Year equal to the Bonus Amount provided that you are in the employ of the Company on the last day of the Prior Fiscal Year. In the event that your annual bonus for the Prior Fiscal Year has been determined but not yet paid upon the occurrence of a Change in Control, you hereby are guaranteed an annual bonus for the Prior Fiscal Year in the amount determined but unpaid prior to the occurrence of a Change in Control. The payment for the Prior Fiscal Year as set forth in this paragraph will be paid to you in cash within forty-five (45) days of the end of the Prior Fiscal Year but in no event more than thirty (30) days following the date of the occurrence of a Change in Control (or earlier, if required by law), whether or not you are in employ of the Company (or its successor) on the date of payment.

                                    Sincerely,



                                    [Name]
                                    [Title]

    ATTEST:

                               APPENDIX


    Change in Control. For purposes of this Letter Agreement, a "Change in Control" shall mean any of the following events:

    (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting
    Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"),
    (2) the Company or any Subsidiary, or (3) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

    (b) The individuals who, as of August 22, 1990, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Letter Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially asssumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

    (c)  Approval by stockholders of the Company of:

         (1) A merger, consolidation or reorganization involving the Company, unless

              (i) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

              (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

              (iii) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities) has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

              (iv)  a transaction described in clauses (i)
              through (iii) shall herein be referred to as a "Non-Control Transaction";

         (2) A complete liquidation or dissolution of the Company; or

         (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

    Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

    (d) Notwithstanding anything contained in this Letter Agreement to the contrary, if your employment is terminated following the date hereof but within one (1) year prior to a Change in Control and you reasonably demonstrate that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Letter Agreement, the date of a Change in Control with respect to you shall mean the date immediately prior to the date of such termination of your employment.